Financial Risk Management	12 Months Ended
Dec. 31, 2019
Financial Risk Management
Financial Risk Management

5. Financial Risk Management

5.1 Financial risk factors

The Company’s activities expose it to a variety of financial risks: market risk (including currency risk, interest rate risk and price risk), credit risk and liquidity risk. The Company’s overall financial risk management seeks to minimize potential adverse effects resulting from unpredictability of financial markets on the Company’s financial performance.

Financial risk management is carried out by the finance department. The finance department identifies and evaluates financial risks and proposes mitigating actions if deemed appropriate.

(a) Market risk

Market risk is the risk that changes in market prices – such as foreign exchange rates, interest rates and equity prices – will affect the Company’s income or the value of its holdings of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return.

Foreign exchange risk

Foreign exchange risk arises from future commercial transactions and recognized assets and liabilities in foreign currencies, primarily with respect to the U.S. dollar. The Company has an exposure associated with the time delay between entering into a contract, budget or forecast and the realization thereof. The Company operates a foreign exchange policy to manage the foreign exchange risk against the functional currency based on the Company’s cash balances and the projected future spend per major currency.

At year-end, a substantial amount of our cash balances are denominated in U.S. Dollars. This amount reflects our current expectation of future expenditure in U.S. dollars.

At December 31, 2019 there was a net asset in U.S. dollars of € 39,004,000 (2018: € 26,928,000). Foreign currency denominated receivables and trade payables are short term in nature (generally 30 to 45 days). As a result, the foreign exchange results recognized in 2019 and 2018 are mainly caused by the cash balance denominated in U.S. dollars.

A reasonably possible weakening of the U.S. dollar by 10% against the functional currency of the Company at December 31, 2019 would have increased our net loss by € 3,900,000  (2018: € 2,693,000). A 10% strengthening of the U.S. dollar against the functional current of the Company would have an equal but opposite effect on our net loss. The analysis assumes that all other variables, in particular interest rates, remain constant.

Price risk

The market prices for the production of preclinical and clinical materials and services as well as external contracted research may vary over time. Currently, the commercial prices of any of the Company’s product candidates is uncertain. When the development products near the regulatory approval date or potential regulatory approval date, the uncertainty of the potential sales price decreases. The Company is not exposed to commodity price risk.

Furthermore, the Company does not hold investments designated for sale, therefore are not exposed to equity securities price risk.

Cash flow and fair value Interest rate risk

The Company’s exposure to interest rate risks is limited due to the use of loans with fixed rates. The Company has several loans with fixed interest rates, totaling €13,052,000 at December 31, 2019  (2018: € 9,386,000). Details on the interest rates and maturities of these loans are provided in Note 13.

(b) Credit risk

Credit risk represents the risk of financial loss caused by default of the counterparty. The Company has no large receivables balances with external parties. The Company’s principal financial assets are cash and cash equivalents which are held at ABN Amro, Rabobank and Wells Fargo. Our cash management policy is focused on preserving capital, providing liquidity for operations and optimizing yield while accepting limited risk (Short-term credit ratings must be rated A‑1/P‑1/F1 at a minimum by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs) specifically Moody’s, Standard & Poor’s or Fitch. Long-term credit rating must be rated A2 or A at a minimum by at least one NRSRO).

At December 31, 2019 and December 31, 2018, substantially all of our cash and cash equivalents were held at three large institutions, Rabobank, ABN Amro and Wells Fargo. All institutions are highly rated (ratings of Aa3, A1 and A2 for Rabobank, ABN Amro and Wells Fargo respectively) with sufficient capital adequacy and liquidity metrics.

There are no financial assets past due date or impaired. No credit limits were exceeded during the reporting period.

(c) Liquidity risk

Liquidity risk represents the risk that an entity will encounter difficulty in meeting obligations associated with its financial liabilities. Prudent liquidity risk management implies ensuring sufficient availability of cash resources for funding of operations and planning to raise cash if and when needed, either through issue of shares or through credit facilities. Management monitors rolling forecasts of the Company’s liquidity reserve on the basis of expected cash flow.

The table below analyzes ProQR’s undiscounted liabilities into relevant maturity groupings based on the remaining period at year-end until the contractual maturity date:

	Less than	Between 1	Between 2
	1 year	and 2 years	and 5 years	Over 5 years
	(€ in thousands)
At December 31, 2019
Borrowings	343	10,054	4,790	322
Lease liabilities	513	—	—
Trade payables and other payables	10,142	—	—	—
Total	10,998	10,054	4,790	322

At December 31, 2018
Borrowings	—	797	8,984	—
Trade payables and other payables	8,160	—	—	—
Total	8,160	797	8,984	—

5.2 Capital risk management

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to provide returns for shareholders, benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

In order to maintain or adjust the capital structure, the Company may adjust the amount of dividends paid to shareholders (although at this time the Company does not have retained earnings and is therefore currently unable to pay dividends), return capital to shareholders, issue new shares or sell assets to reduce debt.

The total amount of equity as recorded on the balance sheet is managed as capital by the Company.

5.3 Fair value measurement

For financial instruments that are measured on the balance sheet at fair value, IFRS 13 requires disclosure of fair value measurements by level of the following fair value measurement hierarchy:

•	quoted prices (unadjusted) in active markets for identical assets or liabilities (level 1);
•	inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices) (level 2); and
•	inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs) (level 3).

The carrying amount of all financial assets and financial liabilities is a reasonable approximation of the fair value and therefore information about the fair values of each class has not been disclosed.